                                                                      EXHIBIT 5b

                                   SCHEDULE A
                         TO THE INVESTMENT ADVISORY AND
                            ADMINISTRATION AGREEMENT
                            FOR SCHWAB CAPITAL TRUST

Fund                                                          Effective Date
----                                                          --------------
Schwab International Index Fund                               July 21, 1993
Schwab Small-Cap Index Fund                                   October 14, 1993
Schwab Asset Director-High Growth Fund                        September 25, 1995
Schwab Asset Director-Balanced Growth Fund                    September 25, 1995
Schwab Asset Director-Conservative Growth Fund                September 25, 1995
Schwab S&P 500 Fund                                           February 28, 1996



                                          SCHWAB CAPITAL TRUST


                                          By:    /s/ William J. Klipp
                                                 -------------------------------
                                          Name:  William J. Klipp
                                          Title: Senior Vice President and
                                                 Chief Operating Officer


                                          CHARLES SCHWAB INVESTMENT
                                          MANAGEMENT, INC.


                                          By:    /s/ Stephen B. Ward
                                                 -------------------------------
                                          Name:  Stephen B. Ward
                                          Title: Senior Vice President and
                                                 Chief Investment Officer



Dated:    February 28, 1996

                                   SCHEDULE B
                         TO THE INVESTMENT ADVISORY AND
                            ADMINISTRATION AGREEMENT
                            FOR SCHWAB CAPITAL TRUST

                             ADVISORY FEE SCHEDULE

Fund                                            Fee
----                                            ---
Schwab International Index Fund                 Seventy one-hundredths of one percent (0.70%)
                                                of the Fund's average daily net assets not in
                                                excess of $300,000,000 and sixty one-hundredths
                                                of one percent (0.60%) of such assets over
                                                $300,000,000

Schwab Small-Cap Index Fund                     Fifty one-hundredths of one percent (0.50%) of
                                                the Fund's average daily net assets not in
                                                excess of $300,000,000 and forty-five
                                                one-hundredths of one percent (0.45%) of such
                                                assets over $300,000,000

Schwab Asset Director-High Growth Fund          Seventy-four one-hundredths of one percent
                                                (0.74%) of the Fund's average daily net assets
                                                not in excess of $1 billion; sixty-nine
                                                one-hundredths of one percent (0.69%)of such
                                                net assets over $1 billion, but not more than
                                                $2 billion; and sixty-four one-hundredths of
                                                one percent (0.64%) of such net assets over $2
                                                billion

Schwab Asset Director-Balanced Growth Fund      Seventy-four one-hundredths of one percent
                                                (0.74%) of the Fund's average daily net assets
                                                not in excess of $1 billion; sixty-nine
                                                one-hundredths of one percent (0.69%)of such
                                                net assets over $1 billion, but not more than
                                                $2 billion; and sixty-four one-hundredths of
                                                one percent (0.64%) of such net assets over $2
                                                billion

Fund                                            Fee
----                                            ---
Schwab Asset Director-Conservative Growth Fund  Seventy-four one-hundredths of one percent
                                                (0.74%) of the Fund's average daily net assets
                                                not in excess of $1 billion; sixty-nine
                                                one-hundredths of one percent (0.69%) of such
                                                net assets over $1 billion, but not more than
                                                $2 billion; and sixty-four one-hundredths of
                                                one percent (0.64%) of such net assets over $2
                                                billion

Schwab S&P 500 Fund                             Thirty-six one-hundredths of one percent
                                                (0.36%) of the Fund's average daily net assets
                                                not in excess of $1 billion; thirty-three one
                                                hundredths of one percent (0.33%) of such net
                                                asset over $1 billion, but not more than $2
                                                billion; and thirty-one one hundredths of one
                                                percent (0.31%) of such net asset over $2
                                                billion.


                                      SCHWAB CAPITAL TRUST


                                      By:    /s/ William J. Klipp
                                             -----------------------------------
                                      Name:  William J. Klipp
                                      Title: Senior Vice President and
                                             Chief Operating Officer


                                      CHARLES SCHWAB INVESTMENT
                                      MANAGEMENT, INC.


                                      By:    /s/ Stephen B. Ward
                                             -----------------------------------
                                      Name:  Stephen B. Ward
                                      Title: Senior Vice President and
                                             Chief Investment Officer


Dated:  February 28, 1996


                                      B-2